UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 26, 2003

SUNAIR ELECTRONICS, INC.

(Exact name of registrant as specified in its charter)

Florida	1-04334	59-0780772

(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

3005 Southwest Third Avenue Fort Lauderdale, Florida	33315

(Address of principal executive offices)	(Zip code)

(954) 525-1505

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits

     (a)  Not applicable

     (b)  Not applicable

     (c)  The following exhibit is filed herewith:

99.1	Press release, dated November 26, 2003, announcing earnings for the fiscal year and quarter ended September 30, 2003

Item 9. Regulation FD Disclosure

The following information is furnished pursuant to Item 12 of Form 8-K.

On November 26, 2003, the Registrant issued a press release (the “Press Release”) providing detailed information regarding its financial results for the fiscal year and quarter ended September 30, 2003. A copy of the Press Release is attached as Exhibit 99.1, and is incorporated herein by reference.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 26, 2003	SUNAIR ELECTRONICS, INC.

/s/ SYNNOTT B. DURHAM

Synnott B. Durham Chief Financial Officer and Treasurer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated November 26, 2003, announcing earnings for the fiscal year and quarter ended September 30, 2003

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